UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 10, 2022

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

O-I Glass, Inc. Third Amended and Restated 2017 Incentive Award Plan

As noted below under Item 5.07, at the Annual Meeting of Share Owners (the “Annual Meeting”) of O-I Glass, Inc. (the “Company”) held on May 10, 2022, the Company’s share owners, upon the recommendation of the Board of Directors, approved the O-I Glass, Inc. Third Amended and Restated 2017 Incentive Award Plan (the “Plan”), which was adopted by the Board of Directors on April 28, 2022, subject to the approval by the share owners. The Plan amends and restates the Company’s Second Amended and Restated 2017 Incentive Award Plan in its entirety.

The Plan, among other things, increases the number of shares of the Company’s common stock that may be issued thereunder by an additional 3,350,000 shares to a total of 18,350,000 shares. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and other stock or cash awards to employees, consultants and non-employee directors of the Company and its subsidiaries.

A more detailed description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022, as supplemented by the Supplement to Proxy Statement filed with the SEC on April 29, 2022 (collectively, the “Proxy Statement”), and such description is hereby incorporated by reference herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on May 10, 2022. On the record date of March 15, 2022, there were 156,149,154 shares of the Company’s common stock outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Proposal 1 – Election of Directors:

Each of the nominees for the Company’s Board of Directors was elected to serve a one-year term by vote of the share owners as follows:

	Aggregate Vote
Name	For	Against	Abstentions	Broker Non-Votes
Samuel R. Chapin	128,936,947	1,455,448	517,248	8,521,658
David V. Clark, II	128,139,375	2,246,970	523,298	8,521,658
Gordon J. Hardie	128,685,782	1,748,010	475,851	8,521,658
John Humphrey	127,736,219	2,649,062	524,362	8,521,658
Andres A. Lopez	128,546,841	2,098,228	264,574	8,521,658
Alan J. Murray	122,534,407	6,275,694	2,099,542	8,521,658
Hari N. Nair	127,473,249	2,936,803	499,591	8,521,658
Joseph D. Rupp	127,441,497	2,944,871	523,275	8,521,658
Catherine I. Slater	129,242,029	1,154,617	512,997	8,521,658
John H. Walker	126,928,689	3,501,849	479,105	8,521,658
Carol A. Williams	127,653,877	2,859,310	396,456	8,521,658

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
134,910,371	3,951,514	569,416	0

Proposal 3 — Approval of the Company’s Third Amended and Restated 2017 Incentive Award Plan:

The Plan was approved by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
104,962,115	25,433,969	513,559	8,521,658

Proposal 4 —Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by an advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
126,041,996	4,456,865	410,782	8,521,658

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
10.1	O-I Glass, Inc. Third Amended and Restated 2017 Incentive Award Plan (filed as Appendix A to O-I Glass, Inc.’s Supplement to Proxy Statement on Schedule 14A filed April 29, 2022, File No. 1-9576, and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2022	O-I GLASS, INC.

	By:	/s/ John A. Haudrich
John A. Haudrich
Senior Vice President and Chief Financial Officer